UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 30, 2011

Date of Report (Date of earliest event reported)

MERCURY COMPUTER SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

201 Riverneck Road Chelmsford, Massachusetts		01824
(Address of Principal Executive Offices)		(Zip Code)

(978) 256-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 30, 2011, Mercury Computer Systems, Inc. (the “Company”) filed a Form 8-K (the “Original 8-K”) to report on that date, that its wholly-owned subsidiary, King Merger Inc. ( the “Merger Sub”), completed the acquisition of KOR Electronics (“KOR”) with the Merger Sub being merged with and into KOR and with KOR continuing as the surviving company and a wholly-owned subsidiary of the Company (the “Merger”). By operation of the Merger, the Company acquired both KOR and its wholly-owned subsidiary, Paragon Dynamics, Inc. (“PDI”).

The purpose of this amendment to the Original 8-K is to provide the historical financial statements of KOR required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which information was excluded from the Original 8-K, in reliance upon Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of KOR Electronics and Subsidiary as of December 31, 2010 and for the year ended December 31, 2010 and accompanying notes are included as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of KOR Electronics and Subsidiary as of September 30, 2011 and December 31, 2010 and for the three and nine months ended September 30, 2011 and 2010 and accompanying notes are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.3 hereto and are incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2011;

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended September 30, 2011 and the year ended June 30, 2011; and

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Exhibits

Exhibit No.	Description

23.1*	Consent of Independent Registered Public Accounting Firm

99.1*	Audited consolidated financial statements of KOR Electronics and Subsidiary as of December 31, 2010 and for the year ended December 31, 2010 and accompanying notes thereto.

99.2*	Unaudited condensed consolidated financial statements of KOR Electronics and Subsidiary as of September 30, 2011 and December 31, 2010 and for the three and nine months ended September 30, 2011 and 2010 and accompanying notes thereto.

99.3*	Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2011 and for the three months and year ended September 30, 2011 and June 30, 2011, respectively, and accompanying notes thereto.

*	- Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY COMPUTER SYSTEMS, INC. (Registrant)

February 8, 2012	By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Senior Vice President, Chief Financial Officer, and Treasurer